AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 17, 2000

                                                   REGISTRATION NO. 333-________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------
                             REGISTRATION STATEMENT
                                   ON FORM S-3

                                      UNDER

                           THE SECURITIES ACT OF 1933

                        --------------------------------

                             OBJECTSOFT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                 DELAWARE                              22-3091075
     (State or Other Jurisdiction                   (I.R.S. Employer
           of Incorporation                        Identification No.)
           or Organization)
                                                 DAVID E. Y. SARNA, CHAIRMAN
                                                    OBJECTSOFT CORPORATION
           CONTINENTAL PLAZA III                    CONTINENTAL PLAZA III
           433 HACKENSACK AVENUE                    433 HACKENSACK AVENUE
       HACKENSACK, NEW JERSEY 07601              HACKENSACK, NEW JERSEY 07601
              (201) 343-9100                           (201 343-9100
       (Address, Including Zip Code,         (Name, Address, Including Zip Code,
           and Telephone Number                     and Telephone Number,
    Including Area Code, of Registrant's          Including Area Code, of
          Principal Executive Offices)               Agent For Service)

                          ----------------------------
                                    Copy to:

                              MELVIN WEINBERG, ESQ.
                                PARKER CHAPIN LLP
                              THE CHRYSLER BUILDING
                              405 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10174
                                 (212) 704-6000

                          -----------------------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective, as determined by market conditions.

|_| If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.

|_| If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.

|X| If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. No. 333-30724

                              ---------------------

|_| If this Form is a post-effective amendment filed pursuant to rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

                              ---------------------

|_| If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.

                                          CALCULATION OF REGISTRATION FEE

================================= ===================== ====================== ======================== ======================

                                                              Proposed                Proposed
Title of each class of                 Amount to               Maximum                 maximum                Amount of
securities                           be registered         Aggregate price            Aggregate             registration
to be registered                                              Per share            offering price                fee
--------------------------------- --------------------- ---------------------- ------------------------ ----------------------
Common Stock, $.0001 par value
per share                             1,273,153(2)          $1.6875(1)              $2,148,445.60            $567.19(3)
================================= ===================== ====================== ======================== ======================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (g); based on the average of the bid ($1.625) and asked price ($1.75) on the Nasdaq SmallCap Market (NASDAQ) on July 14, 2000.

(2) Represents shares of our common stock issued and issuable upon conversion of 26,500 series G preferred shares.

(3) 2,276,500 shares of common stock issuable upon conversion of 26,500 shares of 6% series G convertible preferred stock and upon exercise of warrants issued in connection therewith were registered under registration statement no. 333-30724 and an aggregate registration fee of $2,835.95 was paid in connection therewith.

                           INCORPORATION BY REFERENCE
            OF REGISTRATION STATEMENT ON FORM S-3 FILE NO. 333-30724

           ObjectSoft Corporation is incorporating by reference the information contained in its registration statement on Form S-3 File No. 333-30724 in its entirety, including any amendments, as well as any exhibits relating to it. The registration statement was declared effective by the Securities and Exchange Commission on April 20, 2000.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS.


Number                     Description of Exhibit
------                     ----------------------

5.1 (1)                 Opinion of Parker Chapin LLP

23.1 (1)                Consent of Richard A. Eisner & Company, LLP

23.2 (1) Consent of Parker Chapin LLP (included in Exhibit 5.1 hereto)

24.1 (2)                Power of Attorney
-------------------
(1)      Filed herewith.

(2) Filed with ObjectSoft Corporation's registration statement on Form S-3 (Registration No. 333- 30724) which was filed with the Securities and Exchange Commission on February 18, 2000.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hackensack, State of New Jersey on July 17, 2000.

                                              OBJECTSOFT CORPORATION

                                         By: /s/ David E.Y. Sarna
                                            ------------------------------------
                                                 David E.Y. Sarna
                                                 Chairman of the Board, Co-Chief
                                                 Executive Officer and Director

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         Signature                                   Title                                Date
         ---------                                   -----                                ----
     /s/ David E.Y. Sarna
--------------------------              Chairman of the Board, Co-Chief                   July 17, 2000
          David E.Y. Sarna              Executive Officer and Director
                                        (Principal Executive Officer,
                                        Principal Financial Officer and
                                        Principal Accounting Officer)



             *                          President,    Co-Chief    Executive               July 17, 2000
--------------------------              Officer,   Treasurer  and  Director
      George J. Febish                  (Principal Executive Officer)


             *
--------------------------              Director                                          July 17, 2000
      Michael A. Burak


             *
---------------------------             Director                                          July 17, 2000
       Daniel E. Ryan


  /s/ Stanley A. Hirshman
---------------------------
      Stanley A. Hirshman


     *By:  /s/ David E.Y. Sarna
         ---------------------------
            David E. Y. Sarna
            Attorney-in-Fact

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------




                              EXHIBITS TO FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                                  -------------







OBJECTSOFT CORPORATION
(EXACT NAME OF ISSUER AS SPECIFIED
IN ITS CHARTER)

EXHIBIT INDEX
-------------


Number                              Description of Exhibit
------                              ----------------------


5.1 (1)                 Opinion of Parker Chapin LLP

23.1 (1)                Consent of Richard A. Eisner & Company, LLP

23.2 (1) Consent of Parker Chapin LLP (included in Exhibit 5.1 hereto)

24.1 (2)                Power of Attorney

-------------------
(1)      Filed herewith.

(2) Filed with ObjectSoft Corporation's Registration Statement on Form S-3 (Registration No. 333-30724) which was filed with the Securities and Exchange Commission on February 18, 2000.